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                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




To American Technologies Group, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our reports dated December 29, 1995 included in the Company's Form 10-K for the year ended
July 31, 1995 and to all references to our Firm included in this registration statement.



                                                 /s/ Arthur Anderson LLP

                                                 ARTHUR ANDERSON LLP


Los Angeles, California
July 17, 1996


                                EXHIBIT 23.2